United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2024

Viveon Health Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39827	85-2788202
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3480 Peachtree Road NE

2nd Floor - Suite #112

Atlanta, Georgia 30326

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (404) 861-5393

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units	VHAQU	*

Common Stock	VHAQ	*

Warrants	VHAQW	*

Rights	VHAQR	*

* Such securities trade on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As disclosed in the Current Report on Form 8-K filed on February 27, 2024, Viveon Health Acquisition Corp. (the “Company”), intended to request that the full NYSE American LLC (“NYSE American”) Committee for Review (the “Committee”) reconsider the Listing Qualifications Panel decision to delist the Company’s Common Stock, Units and Rights (collectively, the “Securities”) pursuant to Sections 119(b) and 119(f) of the NYSE American Company Guide because the Company failed to consummate a business combination within 36 months of the effectiveness of its initial public offering registration statement, or such shorter period that the Company specified in its registration statement.

On March 7, 2024, the Company requested that the full Committee reconsider the Panel’s decision to delist (the “Appeal Request”). Although trading of the Securities on the NYSE American was suspended, pending the outcome of the appeal, the Securities remained listed on the NYSE American and were trading on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc. (the “OTC Pink Marketplace”). After careful consideration, on July 9 2024, the Company submitted to the NYSE American a withdrawal of the Appeal Request. On  July 10, 2024, the NYSE American filed a Form 25 to remove the Company’s Securities from listing on the NYSE American. At this time all Securities have been delisted from the NYSE American and will continue to trade on the OTC Pink Marketplace.

The Company is reconfirming its commitment to the previously announced business combination with Clearday, Inc. (CLRD-OTCQX), a San Antonio, Texas-based healthcare services company. The companies have been working diligently on the transaction and intend to complete the business combination in the near future. The parties are focused on completing the business combination and associated financing to support the execution of the business plan and listing on a major stock exchange. There is no guarantee that the initial listing application for the combined company’s securities will be approved by a national securities exchange.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVEON HEALTH ACQUISITION CORP.

Date: July 19, 2024	By:	/s/ Jagi Gill
	Name:	Jagi Gill
	Title:	Chief Executive Officer